Net financial expense (Tables)	12 Months Ended
Dec. 31, 2020
Net financial expense
Schedule of net financial expense

	FOR THE YEAR ENDED
	DECEMBER 31,
(amounts in thousands of euros)	2018	2019	2020
Financial interest and amortized cost of the non-convertible bonds and convertible notes (1)	(189)	(2,526)	(4,374)
Changes in fair value of derivative instruments (1)	—	726	2,831
Negma financial indemnity (2)	—	—	(385)
Provision in relation with the Negma litigation (2)	—	—	(1,394)
Other financial expenses	(38)	(352)	(182)
Financial income related to Negma returning to Biophytis damages paid (2)	—	—	419
Other financial income	10	4	2
Foreign exchange gains (losses)	19	14	(29)
Total net financial expense	(198)	(2,134)	(3,112)
(1)	Refer to Note 12.2 Convertible notes and non-convertible bonds
(2)	Refer to Note 14 Provisions